EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chief Executive Officer, Chairman of the Board and Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Alan L. Boeckmann
Alan L. Boeckmann

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ D. Michael Steuert
D. Michael Steuert

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Victor L. Prechtl
Victor L. Prechtl

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Peter J. Fluor
Peter J. Fluor

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 2nd day of February, 2004.

/s/ David P. Gardner
Dr. David P. Gardner

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ James T. Hackett
James T. Hackett

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Kent Kresa
Kent Kresa

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Vilma S. Martinez
Vilma S. Martinez

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Dean R. O’Hare
Dean R. O’Hare

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Joseph W. Prueher
Joseph W. Prueher

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Robin W. Renwick
Lord Robin W. Renwick, K.C.M.G.

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Martha R. Seger, Ph.D.
Dr. Martha R. Seger

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation (“Fluor”), does hereby constitute and appoint Lawrence N. Fisher and Eric P. Helm, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including, without limitation, post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering up to an additional $30,000,000 of Fluor debt securities covered by said Registration Statement and to file such Registration Statement and any and all amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 9th day of February, 2004.

/s/ Suzanne H. Woolsey
Dr. Suzanne H. Woolsey